UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 28, 2001
                                                          -----------------


                        DALLAS SEMICONDUCTOR CORPORATION
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             (Exact name of registrant as specified in its charter)


      Delaware                       1-10464               75-1935715
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(State or other jurisdiction  (Commission File Number)    (IRS Employer
     of incorporation)                                   Identification No.)

4401 South Beltwood Parkway, Dallas, Texas                      75244
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (972) 371-4000
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                                (Not Applicable)
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         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

          On January 28, 2001, Maxim Integrated Products, Inc., a Delaware corporation ("Maxim"), MI Acquisition, Inc., a Delaware corporation ("Merger Sub"), and Dallas Semiconductor Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub will, subject to the terms and conditions of the Merger Agreement, merge with and into the Company (the "Merger"), with the Company becoming a wholly-owned subsidiary of Maxim. The Merger Agreement is attached as Exhibit 2.1 hereto and its terms are incorporated herein by reference. Attached as Exhibit 99.2 are illustrative examples of the exchange ratio, based upon certain assumptions.

          In connection with the Merger Agreement, Maxim and the Company executed a Stock Option Agreement, dated of even date with the Merger Agreement (the "Stock Option Agreement"), pursuant to which Maxim has the right, under certain circumstances, to purchase up to 14.9% of the issued and outstanding shares of common stock of the Company, at a price per share equal to the price of Company common stock as of the close of trading on the trading day immediately prior to announcement of the Merger Agreement. A copy of the Stock Option Agreement is included herein as Exhibit 4.1 and its terms are incorporated herein by reference.

          Immediately prior to the execution of the Merger Agreement, the Company executed an amendment (the "Amendment") to the Rights Agreement, dated as of September 10, 1999 (the "Rights Agreement"), between the Company and
Mellon Investor Services, LLC, a New Jersey limited liability company (the "Rights Agent"). The Amendment provides, among other things, that (a) neither the Merger Agreement nor any of the transactions contemplated thereby, including without limitation, the Stock Option Agreement, will cause (i) Maxim or Merger Sub or any of their affiliates or associates to be deemed an "Acquiring Person" under the Rights Agreement or (ii) the "Distribution Date" under the Rights Agreement to occur upon any such event, and (b) Maxim and Merger Sub shall each be deemed to be an "Exempt Person" under the Rights Agreement. A copy of the Amendment is available free of charge from the Company. This summary description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment which is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

          A copy of the Press Release, dated January 29, 2001, issued by the Company and Maxim relating to the Merger is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)       Exhibits

          2.1* Agreement and Plan of Merger, dated as of January 28, 2001, by and among Maxim Integrated Products, Inc., MI Acquisition Sub, Inc. and Dallas Semiconductor Corporation.

          4.1*      Stock Option Agreement, dated as of January 28, 2001, by and
                    between   Maxim   Integrated   Products,   Inc.  and  Dallas
                    Semiconductor Corporation.

          4.2+ Rights Agreement, dated as of September 10, 1999, by and between the Company and ChaseMellon Shareholder Services, L.L.C. (including the Certificate of Designation of Series A Junior Participating Preferred Stock, Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B, and C, respectively).

          4.3* First Amendment, dated January 28, 2001, to Rights Agreement, dated as of September 10, 1999, by and between Dallas Semiconductor Corporation and Mellon Investor Services, LLC.

          99.1*     Joint Press Release, dated January 29, 2001.

          99.2*     Exchange Ratio Table.

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*    filed herewith
+    filed as Exhibit 1 to the  Company's  Registration  Statement  on Form 8-A,
     dated  September  20,  1999,  which  exhibit  is  hereby   incorporated  by
     reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 29, 2001


                                            DALLAS SEMICONDUCTOR CORPORATION


                                            By:  /s/ M. D. Sampels
                                               ----------------------------
                                               Name:    M. D. Sampels
                                               Title:   Member, Interim Officer
                                                        of the Chief Executive

                                  EXHIBIT INDEX

2.1* Agreement and Plan of Merger, dated as of January 28, 2001, by and among Maxim Integrated Products, Inc., MI Acquisition Sub, Inc. and Dallas Semiconductor Corporation.

4.1* Stock Option Agreement, dated as of January 28, 2000, by and between Maxim Integrated Products, Inc. and Dallas Semiconductor Corporation.

4.2+ Rights Agreement, dated as of September 10, 1999, by and between the Company and ChaseMellon Shareholder Services, L.L.C. (including the Certificate of Designation of Series A Junior Participating Preferred Stock, Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B, and C, respectively).

4.3* First Amendment, dated January 28, 2001, to Rights Agreement, dated as of September 10, 1999, by and between Dallas Semiconductor Corporation and Mellon Investor Services, LLC.


99.1*     Joint Press Release, dated January 29, 2001.

99.2*     Exchange Ratio Table.

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*  filed herewith
+ filed as Exhibit 1 to the Company's Registration Statement on Form 8-A, dated September 20, 1999, which exhibit is hereby incorporated by reference.